[LEGG MASON FUNDS LOGO]

                             LEGG MASON EUROPE FUND
                  (A SERIES OF LEGG MASON GLOBAL TRUST, INC.)

                                 March 27, 2003

Dear Legg Mason Europe Fund Shareholder:

    The attached proxy materials describe a proposal that Legg Mason Europe Fund ("Europe Fund") merge into Legg Mason International Equity Trust ("International Equity Trust"), each of which is a series of Legg Mason Global Trust, Inc. If the proposal is approved and implemented, each shareholder of Europe Fund will automatically become a shareholder of International Equity Trust.

    As a shareholder, you are being asked to vote on this proposal. YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. The Board believes that combining the two funds would provide Europe Fund shareholders with an investment in a portfolio:

     - with a similar investment objective, but with a more flexible investment strategy that would permit investment in a wider range of foreign markets;

     - with investment strategies and policies that will better enable the Fund to take advantage of the investment opportunities of the future; and

     -  with a larger asset base and lower overall expenses.

The attached proxy materials provide more information about the proposed reorganization and the two funds.

    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. And, VOTING IS EASY! After reviewing the attached materials, simply complete the enclosed proxy card and return it in the postage-paid envelope provided. PLEASE BE SURE TO SIGN YOUR CARD. You may also vote via the telephone or Internet by following the enclosed instructions.

    Thank you for taking the time to review these materials and for voting your shares.

                                          Very truly yours,

                                          /s/ Mark R. Fetting

                                          Mark R. Fetting
                                          President
                                          Legg Mason Global Trust, Inc.

                             LEGG MASON EUROPE FUND
                  (A SERIES OF LEGG MASON GLOBAL TRUST, INC.)

                            ------------------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003

                            ------------------------

To the Shareholders:

    A special meeting of shareholders of Legg Mason Europe Fund, a series of Legg Mason Global Trust, Inc., a Maryland corporation, will be held on April 30, 2003 at 2:00 p.m., Eastern time, at 100 Light Street (28th Floor, Oriole Room), Baltimore, Maryland 21202 ("Meeting") for the following purposes:

    (1) To approve a Plan of Reorganization and Termination under which Legg Mason International Equity Trust, a series of Legg Mason Global Trust, Inc., would acquire all the assets of Legg Mason Europe Fund, another series of Legg Mason Global Trust, Inc., in exchange solely for shares of Legg Mason International Equity Trust and the assumption by Legg Mason International Equity Trust of all of Legg Mason Europe Fund's liabilities, followed by the distribution of those shares to the shareholders of Legg Mason Europe Fund, all as described in the accompanying Proxy Statement/ Prospectus; and

    (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    You are entitled to vote at the Meeting and any adjournment thereof if you were the holder of record of shares of Legg Mason Europe Fund at the close of business on March 14, 2003. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

    (1) By Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

    (2) By Telephone: Vote by telephone by calling the toll-free number that appears on the enclosed proxy card. (A confirmation of your telephone vote will be mailed to you.); or

    (3) By Internet: Have your proxy card available. Vote by Internet by accessing the web site whose Internet address appears on the enclosed proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

                                          By order of the Board of Directors,

                                          /s/ Marc R. Duffy

                                          Marc R. Duffy
                                          Secretary

March 27, 2003

                             LEGG MASON EUROPE FUND
                     LEGG MASON INTERNATIONAL EQUITY TRUST
                   (SERIES OF LEGG MASON GLOBAL TRUST, INC.)
                                100 LIGHT STREET
                              BALTIMORE, MD 21202
                                 (800) 822-5544

                           PROXY STATEMENT/PROSPECTUS
                                 MARCH 27, 2003

    This proxy statement/prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Legg Mason Europe Fund ("Europe Fund"), a series of Legg Mason Global Trust, Inc., a Maryland corporation ("Global Trust"), in connection with the solicitation of proxies from its shareholders by its Board of Directors for use at a special meeting of its shareholders to be held on April 30, 2003 at 2:00 p.m., Eastern time, and at any adjournment thereof ("Meeting").

    As more fully described in this Proxy Statement/Prospectus, the purpose of the Meeting is to vote on a proposed reorganization in which Legg Mason International Equity Trust ("International Equity Trust"), another series of Global Trust, would acquire all the assets of Europe Fund, in exchange solely for shares of International Equity Trust and the assumption by International Equity Trust of all the liabilities of Europe Fund. Those shares of International Equity Trust would then be distributed to the shareholders of Europe Fund, so that each shareholder would receive a number of full and fractional shares of International Equity Trust having an aggregate value that, on the effective date of the reorganization, would equal the aggregate net asset value of the shareholder's shares of Europe Fund. (These transactions are referred to collectively as the "Reorganization.") As soon as practicable following the distribution of shares, Europe Fund would be terminated.

    International Equity Trust and Europe Fund are diversified series of Global Trust, which is an open-end management investment company. Whereas International Equity Trust's investment objective is to maximize long-term return by investing substantially all of its assets in non-U.S. equity securities, Europe Fund's investment objective is to seek long-term growth of capital by investing substantially all of its assets in equity securities of European issuers. The Funds have the same manager, but are advised by different investment advisers, each of which uses different strategies to achieve the respective Fund's investment objective.

    This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely information about the Reorganization and International Equity Trust that a shareholder should know before voting on the Reorganization.

    A Statement of Additional Information, dated March 27, 2003, relating to the Reorganization and including PRO FORMA and historical financial statements ("Reorganization Statement of Additional Information"), has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Reorganization Statement of Additional Information is legally a part of this Proxy Statement/Prospectus). A Primary Class Prospectus and an Institutional Class and Financial Intermediary Class Prospectus for International Equity Trust and a Primary Class and Class A Prospectus and an Institutional Class Prospectus for Europe Fund, each dated April 30, 2002, have been filed with the SEC and also are incorporated herein by this reference. Management's discussion of the performance of International Equity Trust, which is included in its Annual Report to Shareholders for the period ended
December 31, 2002, is attached as Appendix C to this Proxy Statement/Prospectus. A copy of International Equity Trust's Primary Class Prospectus or its Institutional Class and Financial Intermediary Class Prospectus, each dated April 30, 2002, will accompany this Proxy Statement/Prospectus (depending on the Class of Europe Fund shares you currently own). Europe Fund shareholders also will receive a copy of the 2003 Prospectus of International Equity Trust relating to the Class of shares they will receive in the Reorganization once it becomes available.

    A Statement of Additional Information for International Equity Trust, dated April 30, 2002, and that Fund's Annual Report to Primary Class shareholders and Annual Report to Institutional Class and Financial Intermediary Class shareholders, each for the fiscal year ended December 31, 2002, have all been filed with the SEC and are incorporated by reference into the Reorganization Statement of Additional Information. A Statement of Additional Information for Europe Fund, also dated April 30, 2002, and that Fund's Annual Report to Primary Class and Class A shareholders and Annual Report to Institutional Class shareholders, each for the fiscal year ended December 31, 2002, have all been filed with the SEC and are also incorporated by reference into the Reorganization Statement of Additional Information.

    The International Equity Trust and Europe Fund documents incorporated by reference herein, the Reorganization Statement of Additional Information and the documents incorporated by reference therein, along with additional information about the Funds, have been filed with the SEC and may be obtained without charge, and further inquiries may be made, by calling Legg Mason Wood Walker, Incorporated, toll-free at (800) 822-5544 or by mailing a written request to Legg Mason Wood Walker, Incorporated, 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476. The SEC maintains a web site (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding International Equity Trust and Europe Fund. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF INTERNATIONAL EQUITY TRUST BEING OFFERED IN THE REORGANIZATION, OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

 SECTION TITLE                                                       PAGE
 -------------                                                       ----
 VOTING INFORMATION................................................    1
 THE REORGANIZATION................................................    3
 SYNOPSIS..........................................................    3
   The Proposed Reorganization.....................................    3
   COMPARATIVE FEE TABLES..........................................    4
   EXAMPLE OF EFFECT ON FUND EXPENSES..............................    5
   INVESTMENT OBJECTIVES AND POLICIES..............................    6
   FORMS OF ORGANIZATION...........................................    7
   MANAGER AND INVESTMENT ADVISERS.................................    7
   DISTRIBUTOR.....................................................    8
   OTHER FUND SERVICE PROVIDERS....................................    8
   DIRECTORS AND OFFICERS..........................................    8
   OPERATIONS OF INTERNATIONAL EQUITY TRUST FOLLOWING THE
     REORGANIZATION................................................    9
   PERFORMANCE.....................................................    9
   Average Annual Total Returns....................................   10
   PURCHASES AND REDEMPTIONS.......................................   10
   EXCHANGES.......................................................   11
   DIVIDENDS AND OTHER DISTRIBUTIONS...............................   11
   FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION...........   12
 COMPARISON OF PRINCIPAL RISK FACTORS..............................   12
 THE PROPOSED TRANSACTION..........................................   14
   REORGANIZATION PLAN.............................................   14
   REASONS FOR THE REORGANIZATION..................................   15
   DESCRIPTION OF SECURITIES TO BE ISSUED..........................   16
   TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS.....................   16
   FEDERAL INCOME TAX CONSIDERATIONS...............................   16
   CAPITALIZATION..................................................   17
   ADDITIONAL INFORMATION ABOUT INTERNATIONAL EQUITY
     TRUST--FINANCIAL HIGHLIGHTS...................................   18
 OTHER INFORMATION.................................................   20
 MISCELLANEOUS.....................................................   20
   AVAILABLE INFORMATION...........................................   20
   LEGAL MATTERS...................................................   20
   EXPERTS.........................................................   20
 APPENDIX A: Principal Shareholders................................  A-1
 APPENDIX B: Form of Plan of Reorganization and Termination........  B-1
 APPENDIX C: Management's Discussion of Fund Performance
   (International Equity Trust)....................................  C-1

                             LEGG MASON EUROPE FUND
                  (a series of Legg Mason Global Trust, Inc.)

                            ------------------------

                           PROXY STATEMENT/PROSPECTUS
                        SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003

                            ------------------------

                               VOTING INFORMATION

    This proxy statement/prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Legg Mason Europe Fund ("Europe Fund"), a series of Legg Mason Global Trust, Inc., a Maryland corporation ("Global Trust"), in connection with the solicitation of proxies from its shareholders by the Board of Directors of Global Trust ("Board") for use at a special meeting of its shareholders to be held on April 30, 2003, and at any adjournment thereof ("Meeting"). This Proxy Statement/Prospectus will first be mailed to shareholders on or about March 27, 2003.

    One-third of Europe Fund's shares outstanding at the close of business on March 14, 2003 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present, but sufficient votes to approve the proposal are not received or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

    Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be (i) considered votes cast at the Meeting or (ii) voted for or against any adjournment proposal. Thus, abstentions and broker non-votes are effectively votes against the proposal.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted FOR the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Europe Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    As of February 24, 2003, Europe Fund had 3,049,349 shares of common stock outstanding, which were composed of the following Classes: 1,279,142 Primary Class shares, 1,681,775 Class A shares and 88,432 Institutional Class shares. Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, 22nd Floor, New York, New York 10004 has been retained to aid in the solicitation of proxies. The costs of retaining Georgeson, which are anticipated to be approximately $5,000 plus out of pocket expenses, and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by Legg Mason Fund Adviser, Inc. ("LMFA") or one of its affiliates and not by either Europe Fund or International Equity Trust (each a "Fund").

    Except as set forth in Appendix A, as of February 28, 2003, each Fund does not know of any person who owns of record or beneficially 5% or more of the shares of any Class of the Funds. As of that same date, the Directors and Officers of Global Trust owned, in the aggregate, less than one percent of any Class of either Fund.

    REQUIRED VOTE. Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Europe Fund. Each outstanding full share of Europe Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Europe Fund, the Board of Directors of Global Trust will determine what subsequent actions would be in the best interests of shareholders.

                               THE REORGANIZATION

    PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH INTERNATIONAL EQUITY TRUST WOULD ACQUIRE ALL THE ASSETS OF EUROPE FUND IN EXCHANGE SOLELY FOR SHARES OF INTERNATIONAL EQUITY TRUST AND THE ASSUMPTION BY INTERNATIONAL EQUITY TRUST OF ALL OF EUROPE FUND'S LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF EUROPE FUND ("REORGANIZATION").

                                    SYNOPSIS

    The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus, the Prospectuses of each Fund (which are incorporated herein by reference), the Statement of Additional Information of the Funds (which is incorporated by reference into the Reorganization Statement of Additional Information) and the Reorganization Plan. A copy of the form of the Reorganization Plan is attached as Appendix B to this Proxy Statement/Prospectus. As discussed more fully below, the Board believes that the Reorganization would benefit Europe Fund's shareholders. The Funds, though different, are essentially compatible in terms of their investment objectives, policies, strategies and limitations.

THE PROPOSED REORGANIZATION

    The Board considered and approved the Reorganization Plan at a meeting held on February 12-13, 2003. The Reorganization Plan provides for the acquisition of all the assets of Europe Fund by International Equity Trust, in exchange solely for shares of common stock of International Equity Trust and the assumption by International Equity Trust of all the liabilities of Europe Fund. Europe Fund then will distribute those shares of International Equity Trust to its shareholders, so that each Europe Fund shareholder will receive the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Europe Fund as of the day the Reorganization is completed. Europe Fund will be terminated as soon as practicable thereafter.

    If the Reorganization Plan is approved by Europe Fund shareholders, shareholders of each Class of Europe Fund will receive shares of a comparable Class of International Equity Trust in the Reorganization. For example:

             IF YOU OWN THIS CLASS OF                  YOU WILL RECEIVE THIS CLASS OF INTERNATIONAL
              EUROPE FUND SHARES...                    EQUITY TRUST SHARES IN THE REORGANIZATION...

                  Primary Class                                       Primary Class

               Institutional Class                                 Institutional Class

                     Class A                                   Financial Intermediary Class

    The Reorganization will occur as of the close of business on or about May 16, 2003, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

    For the reasons set forth below under "The Proposed Transaction--Reasons for the Reorganization," the Board, including its Directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of Global Trust ("Independent Directors"), has determined that the Reorganization is in the best interests of Europe Fund and that the interests of Europe Fund's shareholders would not be diluted as a result of the Reorganization. ACCORDINGLY, THE BOARD RECOMMENDS APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLES

    As shown in the tables below, the expense ratios of the Primary Class, Class A and Institutional Class shares of Europe Fund are generally higher than the expense ratios of the comparable Classes of International Equity Trust shares. Although these expense ratios are historical only, the terms of the contracts that International Equity Trust has with its service providers and the higher asset levels of International Equity Trust support an expectation of lower costs for the combined Fund. International Equity Trust had assets in excess of $81 million as of December 31, 2002, while Europe Fund had assets of about $32 million as of that date.

    Fees and expenses incurred by each Fund for the fiscal year ended
December 31, 2002, and PRO FORMA fees for International Equity Trust after the Reorganization are shown below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                INTERNATIONAL EQUITY TRUST                   EUROPE FUND
                           -------------------------------------  ---------------------------------
                                                     FINANCIAL
                           PRIMARY   INSTITUTIONAL  INTERMEDIARY  PRIMARY   INSTITUTIONAL
                            CLASS        CLASS         CLASS       CLASS        CLASS      CLASS A
                            SHARES      SHARES         SHARES      SHARES      SHARES       SHARES
                           --------  -------------  ------------  --------  -------------  --------
Maximum Sales Charge
  (load) imposed on
  purchases of shares (as
  a % of offering
  price).................  none       none           none         none       none          4.75%(a)
Maximum Deferred Sales
  Charge (as a % of
  amount redeemed).......  none       none           none         none       none          none (b)

                                         PRO FORMA
                                       INTERNATIONAL
                                       EQUITY TRUST
                           -------------------------------------

                           PRIMARY   INSTITUTIONAL   FINANCIAL
                            CLASS        CLASS      INTERMEDIARY
                            SHARES      SHARES      CLASS SHARES
                           --------  -------------  ------------
Maximum Sales Charge
  (load) imposed on
  purchases of shares (as
  a % of offering
  price).................  none        none          none
Maximum Deferred Sales
  Charge (as a % of
  amount redeemed).......  none        none          none

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A % OF NET ASSETS)

                                INTERNATIONAL EQUITY TRUST                   EUROPE FUND
                           -------------------------------------  ---------------------------------
                                                     FINANCIAL
                           PRIMARY   INSTITUTIONAL  INTERMEDIARY  PRIMARY   INSTITUTIONAL
                            CLASS        CLASS         CLASS       CLASS        CLASS      CLASS A
                            SHARES      SHARES       SHARES(C)     SHARES      SHARES       SHARES
                           --------  -------------  ------------  --------  -------------  --------
Management fees..........  0.75%(d)    0.75%(d)       0.75%(d)    1.00%(e)    1.00%(e)     1.00%(e)
Distribution and/or
  service (12b-1) fees...  1.00%(d)    none (d)       0.25%(d)    1.00%(e)    none (e)     0.25%(e)
Other expenses...........  0.65%       0.62%          0.62%       0.89%       0.77%        0.76%
Total annual fund
  operating expenses.....  2.40%(d)    1.37%(d)       1.62%(d)    2.89%(e)    1.77%(e)     2.01%(e)

                                         PRO FORMA
                                       INTERNATIONAL
                                       EQUITY TRUST
                           -------------------------------------
                                                     FINANCIAL
                           PRIMARY   INSTITUTIONAL  INTERMEDIARY
                            CLASS        CLASS         CLASS
                            SHARES      SHARES       SHARES(C)
                           --------  -------------  ------------
Management fees..........  0.75%(f)      0.75%         0.75%
Distribution and/or
  service (12b-1) fees...  1.00%(f)    none            0.25%
Other expenses...........  0.55%         0.45%         0.45%
Total annual fund
  operating expenses.....  2.30%(f)      1.20%         1.45%

----------------------------------

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares of Europe Fund. See the sections entitled "How to Invest" in the Fund's Primary Class and Class A Prospectus. The front-end sales charge on Class A shares of Europe Fund will not apply to future purchases of Financial Intermediary Class shares of International Equity Trust by former Class A shareholders of Europe Fund.
(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares of Europe Fund is imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. This CDSC will not apply to sales of Financial Intermediary Class shares of International Equity Trust received by Class A Europe Fund shareholders in the Reorganization.
(c) International Equity Trust currently does not have any Financial Intermediary Class shares outstanding, so the expenses and fees in the table are estimated.

(d) Legg Mason Fund Adviser, Inc. ("LMFA"), as manager, has voluntarily agreed to waive fees so that expenses of Primary Class shares, Institutional Class shares and Financial Intermediary Class shares of International Equity Trust (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 2.25%, 1.25% and 1.50%, respectively, of the Fund's average daily net assets attributable to that particular Class. LMFA has agreed to keep these waivers in place until April 30, 2004. With these waivers, for the fiscal year ended December 31, 2002, annualized management fees, distribution fees and total fund operating expenses were 0.63%, 0.97% and 2.25%, respectively, for Primary Class shares and 0.63%, 0.00% and 1.25%, respectively, for Institutional Class shares. LMFA's waivers with regard to International Equity Trust will apply to the shares received by Europe Fund shareholders in the Reorganization.
(e) LMFA, as manager, has voluntarily agreed to waive fees so that expenses of Primary Class shares, Institutional Class shares and Class A shares of Europe Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 2.60%, 1.60% and 1.85%, respectively, of the Fund's average daily net assets attributable to that particular Class. These voluntary waivers are currently expected to continue until April 30, 2004, but may be terminated at any time. With these waivers, for the fiscal year ended December 31, 2002, annualized management fees, distribution fees and total fund operating expenses were 0.83%, 0.88% and 2.60%, respectively, for Primary Class shares, 0.83%, 0.00% and 1.60%, respectively, for Institutional Class shares and 0.83%, 0.25% and 1.84%, respectively, for Class A shares.
(f) If LMFA's agreement to waive fees of Primary Class shares of International Equity Trust (detailed in footnote (d) above) was applied to the PRO FORMA expenses of Primary Class shares of International Equity Trust after the reorganization, the Fund's management fees, distribution fees and total annual fund operating expenses would be 0.75%, 0.95% and 2.25%, respectively, for that Class.

EXAMPLE OF EFFECT ON FUND EXPENSES

    The Example is intended to help you compare the cost of investing in Europe Fund with the cost of investing in International Equity Trust, as it presently exists, and the cost of investing in International Equity Trust, assuming the Reorganization has been completed.

    The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above. This example also assumes that the maximum initial sales charge for Class A shares of Europe Fund is deducted at the time of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                              ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
                                                              --------  -----------  ----------  ---------
INTERNATIONAL EQUITY TRUST:
  Primary Class shares......................................    $243      $  749       $1,280     $2,736
  Institutional Class shares................................    $139      $  434       $  750     $1,646
  Financial Intermediary Class shares.......................    $165      $  511       $  881     $1,922

EUROPE FUND:
  Primary Class shares......................................    $292      $  895       $1,523     $3,214
  Institutional Class shares................................    $180      $  557       $  959     $2,084
  Class A shares............................................    $669      $1,076       $1,506     $2,702

INTERNATIONAL EQUITY TRUST (PRO FORMA):
  Primary Class shares......................................    $233      $  718       $1,230     $2,636
  Institutional Class shares................................    $122      $  381       $  660     $1,455
  Financial Intermediary Class shares.......................    $148      $  459       $  792     $1,735

INVESTMENT OBJECTIVES AND POLICIES

    The two Funds have similar investment objectives, policies and limitations. The Funds, however, are advised by separate investment advisers, each of which uses different strategies to achieve the respective Fund's investment objective. In addition, whereas Europe Fund seeks to achieve its objective by investing substantially all of its assets in equity securities of issuers located in Europe, International Equity Trust seeks to achieve its objective by investing substantially all of its assets in equity securities located anywhere outside the U.S., including within emerging markets. Europe Fund's investment objective is to seek long-term growth of capital, which is effected by investing at least 80% of its assets in equity securities of European issuers. International Equity Trust's investment objective is to maximize long-term total return, which is effected by investing substantially all of the Fund's assets in non-U.S. equity securities.

    Lombard Odier Darier Hentsch Management Limited ("Lombard Odier"), Europe Fund's investment adviser, using certain growth style analyses, focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management that it believes offer above-average potential for capital appreciation. Lombard Odier focuses the Fund's investments in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. A smaller portion of the Fund's assets may be invested in fixed-income securities, such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. Securities in the Fund's portfolio may be sold when they attain certain price targets or when, in Lombard Odier's opinion, better opportunities arise. Lombard Odier's investment technique may result in high portfolio turnover. For temporary defensive purposes, the Fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

    Batterymarch Financial Management, Inc. ("Batterymarch"), International Equity Trust's investment adviser, focuses its investment strategy on stock selection, with a secondary focus on country allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the Fund's portfolio. Batterymarch adjusts the stock selection model it uses to include factors in each market that its research indicates are effective. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, the United Kingdom, France, Canada and Germany. The Fund may invest up to 35% of its total assets in emerging market securities. Batterymarch's investment strategy for the emerging markets portion of the Fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that Batterymarch believes to have strong growth prospects and reasonable valuations. When cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, the Fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities must be rated investment grade or, if unrated, will be determined by Batterymarch to be investment grade.

    Both Funds are invested in similar types of issuers and countries. As of December 31, 2002, the majority of each Fund's assets were invested in equity securities of large European issuers. As of that date, 94% of Europe Fund's portfolio was invested in equity securities of large European issuers. Holdings in issuers located in the United Kingdom, the Fund's largest geographic position, constituted approximately 29% of the portfolio. As of December 31, 2002, close to 74% of International Equity Trust's portfolio consisted of equity securities of large European issuers. After the United Kingdom, where 27% of the portfolio was invested, the Fund's next largest investment was in Japanese issuers, which constituted approximately 19% of the portfolio.

    As of December 31, 2002, Europe Fund held securities of 53 issuers in eleven countries. With the fewer number of holdings in Europe Fund's portfolio, most of the holdings represent one percent or more of the total value of the portfolio. In contrast, International Equity Trust held securities of 194 issuers in 24 countries. Thus, overall, International Equity Trust has, and will continue to have, smaller average portfolio positions spread over a larger number of countries than Europe Fund. Furthermore, there is significant overlap of issuers between the portfolio holdings of Europe Fund and International Equity Trust; of the issuers held by Europe Fund, over 40% (representing approximately 53% of Europe Fund's total assets) were also held by International Equity Trust.

FORMS OF ORGANIZATION

    Both Funds are series of Global Trust, an open-end management investment company that was organized as a Maryland corporation on December 31, 1992. Each Fund currently has four Classes of shares authorized: Primary Class, Class A, Financial Intermediary Class and Institutional Class. Neither Fund currently has any Financial Intermediary Class shares outstanding and International Equity Trust does not have any Class A shares outstanding. Neither Fund issues share certificates.

MANAGER AND INVESTMENT ADVISERS

    LMFA, which is located at 100 Light Street, Baltimore, Maryland 21202, currently serves as the manager to each Fund. LMFA is responsible for the affairs of both of the Funds, providing office space and administrative staff for the Funds and directing all matters related to the operation of the Funds. LMFA, a wholly owned subsidiary of Legg Mason, Inc., has been providing management services to the Funds since October 1999.

    Lombard Odier, which is located at 3 Waterhouse Square, 142 Holbourn, London, United Kingdom EC1N 2NT, serves as Europe Fund's investment adviser. Lombard Odier, an indirect wholly owned subsidiary of Lombard Odier Darier Hentsch & Cie, a Swiss private bank, has been providing investment advisory services to Europe Fund since its inception. Institutional assets under management by Lombard Odier exceeded $23 billion as of December 31, 2002. Fabrizio Pierallini and William Lovering at Lombard Odier are responsible for co-managing Europe Fund. Mr. Pierallini has been Chief Investment Officer for International Equities at Lombard Odier since April 2002. Previously,
Mr. Pierallini was employed by Vontobel USA, where he was Chief Investment Officer and Portfolio Manager for its International Equity Portfolio since 1994. Mr. Lovering, who has been managing the Fund since June 1, 1996, has been Assistant Director of Lombard Odier since that time. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994.

    Batterymarch, which is located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as International Equity Trust's investment adviser and has been providing investment advisory services to International Equity Trust since its inception in 1995. Batterymarch had approximately $6.8 billion of assets under management as of December 31, 2002. International Equity Trust is managed by Batterymarch's investment teams. Batterymarch is a wholly owned subsidiary of Legg Mason, Inc.

    Europe Fund pays LMFA a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the annual rate of 1.00% of Europe Fund's net assets. International Equity Trust pays LMFA a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the annual rate of 0.75%. LMFA has agreed to waive its fees for each Fund until April 30, 2004, to the extent that the Fund's expenses exceed the rates indicated, and under the terms described, in the footnotes to the Comparative Fee Tables above.

    As Europe Fund's adviser, Lombard Odier receives an advisory fee from LMFA equal to 60% of the fee paid by the Fund to LMFA, net of any fee waivers, calculated daily and payable monthly. As International Equity Trust's investment adviser, Batterymarch receives an advisory fee from LMFA equal to 66 2/3% of the fee paid by the Fund to LMFA, net of any fee waivers, calculated daily and payable monthly.

    The current investment adviser for International Equity Trust, Batterymarch, would continue to serve in that capacity for the combined Fund and LMFA would continue to serve as its manager.

Lombard Odier would no longer serve as adviser to the assets transferred to International Equity Trust after the effective date of the Reorganization.

DISTRIBUTOR

    The Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason will continue to distribute shares of International Equity Trust after the Reorganization.

    Legg Mason acts as distributor of International Equity Trust's shares pursuant to an Underwriting Agreement with Global Trust. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering of shares to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

    International Equity Trust has adopted Distribution Plans (each, a "Plan") pertaining to Primary Class and Financial Intermediary Class shares. Each Plan, among other things, permits the Fund to pay Legg Mason, from assets attributable to the Fund's Primary Class shares or Financial Intermediary Class shares, fees for its services related to sales and distribution of such shares and the provision of ongoing services to holders of those shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the Class of shares paying the fee only.

    As compensation for its services and expenses, pursuant to the Primary Class Plan, Legg Mason receives from International Equity Trust an annual distribution fee equivalent to 0.75% of the Fund's average daily net assets attributable to Primary Class shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares. The distribution and service fees are calculated daily and paid monthly.

    For Legg Mason's services in connection with Financial Intermediary Class shares of International Equity Trust, Legg Mason is entitled to receive from the Fund an annual distribution and services fee equivalent to 0.40% of International Equity Trust's average daily net assets attributable to Financial Intermediary Class shares in accordance with the Plan. This fee is calculated daily and paid monthly. The Board has currently approved payment of 0.25% of the Fund's average daily net assets under the Financial Intermediary Class Plan.

    Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than paying other types of sales charges.

OTHER FUND SERVICE PROVIDERS

    The Funds have the same transfer and shareholder servicing agent (Boston Financial Data Services), the same sub-transfer agent (LM Fund Services, Inc.), the same custodian (State Street Bank and Trust Company) and the same independent accountants (PricewaterhouseCoopers LLP). Upon completion of the Reorganization, these entities will continue to provide services to the combined Fund.

DIRECTORS AND OFFICERS

    Global Trust's Directors will continue to serve in that capacity for the combined Fund. For a complete description of the Directors and officers of Global Trust, including a description of each Director's principal occupation for the past five years, personal share holdings in the Funds and compensation paid to each Director, see the April 30, 2002 Statement of Additional Information for

International Equity Trust, incorporated by reference into the Reorganization Statement of Additional Information.

OPERATIONS OF INTERNATIONAL EQUITY TRUST FOLLOWING THE REORGANIZATION

    Because a majority of the assets of Europe Fund are securities of European issuers, substantially all of the Fund's holdings could also be held in International Equity Trust's portfolio after the Reorganization due to that Fund's broader strategy to invest in non-U.S. issuers. However, as some of Europe Fund's holdings may not suit the investment program of International Equity Trust's adviser, a portion of Europe Fund's securities holdings are expected to be sold prior to or shortly after the Reorganization.

    Prior to the Reorganization, Europe Fund will sell most, if not all, of any assets that cannot be held by International Equity Trust. This is not expected to be a large amount due to the overlap of the Funds' investment objectives, policies and strategies. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by International Equity Trust. The possible need for Europe Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in its realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Europe Fund's realizing gains that would not otherwise have been realized, which would be included in a distribution to its shareholders just prior to the Reorganization. In any event, these sales of assets and any new purchases will involve brokerage and other transactional expenses to Europe Fund. However, it is expected that the Reorganization would not result in material brokerage or other transactional costs to International Equity Trust or the realization by it of a significant amount of net capital gains as a result of the disposition of portfolio securities.

PERFORMANCE

    The information provided below is for Primary Class shares of International Equity Trust, which is its Class with the longest history. Each Class is subject to different expenses and a different sales charge structure. The information below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance, whether before or after taxes, of the Fund does not necessarily indicate what will happen in the future.

               INTERNATIONAL EQUITY TRUST PRIMARY CLASS SHARES--
  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) (BEFORE TAXES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996   0.1649
1997   0.0176
1998   0.0849
1999   0.2058
2000   -0.191
2001  -0.1903
2002  -0.1273

DURING THE PAST SEVEN CALENDAR YEARS:

                                            QUARTER ENDED     TOTAL RETURN
                                          ------------------  ------------
Best quarter............................      March 31, 1998       15.71%
Worst quarter...........................  September 30, 1998      -20.06%

AVERAGE ANNUAL TOTAL RETURNS

    Set forth below are the average annual total returns before taxes for the periods indicated for International Equity Trust for each Class with operations during the periods indicated. Also presented are the average annual total returns after taxes on distributions and after taxes on distributions and the sale of Fund shares for the Fund's oldest Class--Primary Class. The table also compares the Fund's returns to returns of a broad-based market index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted index of approximately 1,100 stocks traded in twenty countries around the world. Past performance is not a guarantee of future results.

    For the periods ended December 31, 2002:

                                               INTERNATIONAL EQUITY TRUST
                                     -----------------------------------------------
                                        ONE YEAR       FIVE YEARS     LIFE OF CLASS
                                     --------------  --------------  ---------------
Primary Class Return Before
  Taxes............................          -12.73%          -5.65%          -0.54%(a)
Primary Class Return After Taxes on
  Distributions....................          -12.73%          -6.06%          -1.15%(a)
Primary Class Return After Taxes on
  Distributions and Sale of Fund
  Shares...........................           -7.82%          -4.33%          -0.46%(a)
MSCI EAFE Index (reflects no
  deduction for fees, expenses or
  taxes)...........................          -15.94%          -2.89%           1.00%(b)
Institutional Class Return Before
  Taxes............................          -12.02%            N/A           -8.76%(c)

------------------------

(a)  February 17, 1995 (commencement of operations) to December 31, 2002.
(b) For comparison with Primary Class shares, the Index's return shown in the table is for the period February 28, 1995 to December 31, 2002. For comparison with Institutional Class shares, the Index's return for the period April 30, 1998 to December 31, 2002 was -6.06%.
(c)  May 5, 1998 (commencement of operations) to December 31, 2002.

    After-tax returns shown in the preceding table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts
(IRAs). After-tax returns for International Equity Trust are shown only for Primary Class shares. After-tax returns for the Fund's other Classes will vary.

PURCHASES AND REDEMPTIONS

    PURCHASES. Europe Fund and International Equity Trust Primary Class shares and Europe Fund Class A shares may be purchased through brokers affiliated with Legg Mason, through unaffiliated brokers that have entered into an agreement with Legg Mason or through automatic investment plans. Europe Fund and International Equity Trust Institutional Class shares and International Equity Trust Financial Intermediary Class shares each may be purchased by qualified institutional investors either directly from Legg Mason or through an institutional intermediary. Europe Fund Class A shareholders who receive International Equity Trust Financial Intermediary Class shares in the Reorganization will be automatically eligible to purchase additional Financial Intermediary Class shares of International Equity Trust. Certain methods of purchasing shares (such as automatic investments) may not be available for Financial Intermediary Class shares. Shares of each Fund are sold on a continuous basis at a price based on the net asset value ("NAV") per share next determined after receipt of a purchase order in good form (plus any front-end sales charge applicable to Class A shares of Europe Fund). Purchase orders received before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) will be processed at the Fund's net asset value as of the close of the Exchange on that day, plus any sales charge. Orders received after the close of the Exchange will be processed at the Fund's net asset value (plus any applicable sales charge) as of the close of the Exchange on the next day that the Exchange is open. For a more complete discussion of share purchases, see the respective "How to Invest" sections in the Europe Fund and International Equity Trust Prospectuses.

    REDEMPTIONS. Shares of all Classes of both Funds may be redeemed by telephone, by mail or by the Funds' Systematic Withdrawal Plan (Primary Class shares only). Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received. For Class A shares of Europe Fund, a CDSC of 1% of the shares' NAV at the time of purchase or sale, whichever is less, may be charged on redemptions made within one year of the purchase date of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more. Proceeds from redemptions of Primary Class and Class A shares of Europe Fund and Primary Class shares of International Equity Trust will generally be received by customers within a week. Proceeds from redemptions of Europe Fund and International Equity Trust Institutional Class shares and International Equity Trust Financial Intermediary Class shares are normally electronically deposited in a specified bank account or mailed the next business day after the receipt of a redemption request in good order. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of that Fund's investment adviser, the Fund could be adversely affected by immediate payment. For a more complete discussion of share redemption procedures, see the respective "How to Sell Your Shares" sections in the Europe Fund and International Equity Trust Prospectuses.

    Redemptions of Europe Fund shares may be effected until approximately five days prior to the Closing Date, which will be on or about May 16, 2003, in anticipation of the Reorganization.

EXCHANGES

    Shares of International Equity Trust may be exchanged for the corresponding Class of shares of any of the other Legg Mason Funds, provided these funds are eligible for sale in your state of residence. Primary Class shares may also be exchanged for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, provided these funds are eligible for sale in your state of residence. Institutional Class shares and Financial Intermediary Class shares of International Equity Trust may also be exchanged for Institutional Class shares and Financial Intermediary Class shares, respectively, of the other Legg Mason Funds (other than Legg Mason Opportunity Trust) and for shares of the Legg Mason Money Market Funds. Any exchange of Institutional Class shares must be for at least $1 million. A contingent deferred sales charge may apply to the redemption of Class A shares of Europe Fund acquired through an exchange. Exchanges can be requested by mail or telephone. For a more complete discussion of each Fund's exchange policies, see "Services for Investors--Exchange Privilege" in International Equity Trust's and Europe Fund's Prospectuses.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund earns investment income in the form of dividends on investments, substantially all of which is distributed in the form of dividends to its shareholders. Both Europe Fund and International Equity Trust each declare and pay dividends from net investment income annually. Dividends are automatically reinvested in the same Class of shares of the distributing Fund unless otherwise requested.

    Each Fund also realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has net capital gains. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at the end of the taxable year in which the gains are realized. Capital and foreign currency gain distributions are automatically reinvested in the same Class of shares of the distributing Fund on the payable date unless otherwise requested. For more information on the Funds' distributions and taxes, please see the section entitled "Distributions and Taxes" in each Fund's Prospectuses.

    On, or immediately before, the Closing Date, Europe Fund will declare as a distribution substantially all of its net investment income and realized net capital gains, if any, through that date, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

    Global Trust will receive an opinion of its counsel, Kirkpatrick & Lockhart LLP ("K&L"), to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor its shareholders will recognize any gain or loss directly as a result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Considerations," below. If Europe Fund sells securities prior to the Closing Date, there may be net realized gains or losses to that Fund. Any net realized gains would increase the amount of any distribution made to shareholders of Europe Fund prior to the Closing Date.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    An investment in International Equity Trust is subject to specific risks arising from the types of securities in which the Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Fund will meet its investment objective; investors could lose money by investing in the Fund. As with all mutual funds, an investment in either Fund is not insured by or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because Europe Fund's investment objective and policies are similar to those of International Equity Trust, an investment in International Equity Trust is subject to many of the same specific risks as an investment in Europe Fund. Additional risks particular to International Equity Trust, including risks associated with investing primarily in the securities of foreign issuers, are noted below. The principal specific risks associated with investing in International Equity Trust include:

    MARKET RISK. International Equity Trust invests primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The Fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole. Europe Fund is also subject to this risk.

    FOREIGN SECURITIES RISK. International Equity Trust's and Europe Fund's investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

    In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

    Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for International Equity Trust to pursue its rights against a foreign government in that country's courts.

    EMERGING MARKETS RISK. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

    Because International Equity Trust (unlike Europe Fund) may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, and sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

    CURRENCY RISK. Because International Equity Trust invests significantly in securities denominated in foreign currencies, the Fund may incur currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

    The Fund may from time to time hedge a portion of its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and in specific cases the Fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. Europe Fund is also subject to this risk.

    RISKS OF FIXED-INCOME SECURITIES. International Equity Trust may invest in fixed-income securities. Fixed-income securities are subject to interest rate risk, which is the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change. Fixed-income securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Additionally, fixed-income securities may be subject to call risk--the risk that the issuer may repay the obligations early. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Fund most likely would have to reinvest the proceeds of the payoff at current yields, which are lower that those paid by the security that was paid off. Europe Fund is also subject to this risk.

    INVESTMENT MODELS. The proprietary model used by Batterymarch to evaluate securities markets is based on its understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the model.

    PORTFOLIO TURNOVER. International Equity Trust (as well as Europe Fund) may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains. For the years ended December 31, 2002 and 2001, International Equity Trust's portfolio turnover rates were 109% and 202%, respectively.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

    The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement/Prospectus.

    The Reorganization Plan provides for (a) the acquisition by International Equity Trust on the Closing Date of all the assets of Europe Fund in exchange solely for International Equity Trust shares and the assumption by International Equity Trust of all of Europe Fund's liabilities and (b) the distribution of those International Equity Trust shares to the shareholders of Europe Fund.

    The assets of Europe Fund to be acquired by International Equity Trust consist of all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Europe Fund's books and all other property Europe Fund owns at the effective time of the Reorganization ("Effective Time"). International Equity Trust will assume all of Europe Fund's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that Europe Fund will use its best efforts to discharge all of its known liabilities before the Effective Time. International Equity Trust will deliver its shares to Europe Fund, which will distribute the shares to Europe Fund's shareholders.

    The value of Europe Fund's assets to be acquired by International Equity Trust and the NAV per share of each class of International Equity Trust shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectuses and Statement of Additional Information. Europe Fund's net value shall be the value of its assets to be acquired by International Equity Trust, less the amount of its liabilities, as of the Valuation Time.

    On, or as soon as practicable after, the Closing Date, Europe Fund will distribute the International Equity Trust shares it receives PRO RATA to its shareholders of record as of the Effective Time, so that each Europe Fund shareholder will receive a number of full and fractional International Equity Trust shares of the comparable Class equal in aggregate value to the shareholder's holdings in Europe Fund (I.E., the account for a shareholder of Primary Class, Class A or Institutional Class shares of Europe Fund will be credited with the respective PRO RATA number of Primary Class, Financial Intermediary Class or Institutional Class shares of International Equity Trust due that shareholder). Europe Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of International Equity Trust in the names of Europe Fund shareholders and by transferring to those accounts the shares previously credited to the account of Europe Fund on those books. Fractional shares in International Equity Trust will be rounded to the third decimal place.

    Because International Equity Trust shares will be issued at NAV in exchange for the net assets of Europe Fund, the aggregate value of International Equity Trust shares issued to Europe Fund shareholders will equal the aggregate value of Europe Fund shares. The NAV per share of each Class of International Equity Trust will be unchanged by the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

    Any transfer taxes payable upon the issuance of International Equity Trust shares in a name other than that of the registered Europe Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Europe Fund to a public authority will continue to be its responsibility until it is dissolved.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization

Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of shareholders of either Fund.

    All costs of either Fund pertaining to the Reorganization will be borne by LMFA or one of its affiliates.

REASONS FOR THE REORGANIZATION

    Europe Fund's assets have declined substantially over the three-year period ended December 31, 2002, from approximately $135.7 million to $32.4 million. During that same time period, International Equity Trust's assets declined from $295.3 million to $81.1 million, while the Legg Mason Family of Funds has grown to over $19 billion. The Reorganization is being proposed because of the anticipated benefits of merging into a Fund with a broader investment mandate that the Directors believe offers better investment opportunities for the future and skilled portfolio management. In addition, combining the two Funds may lead to enhanced economies of scale, I.E., lower costs for each Class of shares, and greater opportunities for diversification.

    Over the last five years, when both Funds were in operation, neither Fund consistently outperformed the other. However, over each of the past two years, International Equity Trust has outperformed Europe Fund on both absolute terms and as compared to the Funds' respective benchmark indices.

    In approving the Reorganization, the Board of Global Trust, including a majority of its Independent Directors, considered a number of factors, including the following:

    (1) the future prospects for growth and performance of the Funds, whether or not the Reorganization takes place;

    (2) the compatibility of investment objectives, investment policies, investment restrictions and shareholder services of the two Funds;

    (3) the current expense ratio and shareholder fees of the Funds and the likely effect of the Reorganization on the expense ratio of the combined Fund and the fees on new shareholders of the combined Fund;

    (4) the relative past growth or decline in assets and performance of the Funds;

    (5) the alternatives to the Reorganization (such as reorganizing with a different fund);

    (6) the direct and indirect costs of the Reorganization and who will bear those costs;

    (7) the potential benefits of the Reorganization to the Funds' affiliates, including LMFA, Batterymarch and Legg Mason;

    (8) the tax status and direct and indirect tax consequences of the Reorganization on shareholders; and

    (9)  whether any cost savings can be achieved by combining the Funds.

    LMFA and Legg Mason recommended to the Directors of Global Trust that they approve the Reorganization at a meeting held on February 12-13, 2003. LMFA and Legg Mason advised the Board that International Equity Trust would provide a broader investment mandate that would be better suited to take advantage of future investment opportunities. In addition, LMFA and Legg Mason indicated that the combined Fund would receive experienced portfolio management from Batterymarch. In considering the Reorganization, the Board especially noted the fact that over the past few years Europe Fund, with a higher expense structure than International Equity Trust, has continued to lose assets and has not substantially improved its performance.

    The Board also noted that the Reorganization could also generate possible tax and transaction costs to shareholders caused by the sale of some of Europe Fund's portfolio holdings prior to the Reorganization. Nevertheless, given the long-term benefits, including the expense savings to shareholders and potential investment performance advantages, the Board, as well as LMFA, believed that the Reorganization would be in the best interests of the Fund and its shareholders.

DESCRIPTION OF SECURITIES TO BE ISSUED

    Global Trust is registered with the SEC as an open-end management investment company. It has authorized common stock (par value $0.001 per share), including 475,000,000 shares allocated to International Equity Trust, of which 125,000,000 shares are allocated to Primary Class, 125,000,000 shares are allocated to Class A, 100,000,000 shares are allocated to Financial Intermediary Class and 125,000,000 shares are allocated to Institutional Class. Shares of International Equity Trust entitle their holders to one vote per full share and fractional votes for fractional shares held.

    International Equity Trust does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors will call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or Global Trust's Articles of Incorporation or Bylaws, or at their discretion.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of Europe Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Europe Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede this transaction.

FEDERAL INCOME TAX CONSIDERATIONS

    The exchange of Europe Fund's assets solely for International Equity Trust shares and International Equity Trust's assumption of Europe Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Global Trust will receive an opinion of its counsel, K&L, substantially to the effect that--

    (1) International Equity Trust's acquisition of Europe Fund's assets in exchange solely for International Equity Trust shares and International Equity Trust's assumption of Europe Fund's liabilities, followed by Europe Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Europe Fund shares, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (2) Europe Fund will recognize no gain or loss on the transfer to International Equity Trust of its assets in exchange solely for International Equity Trust shares and International Equity Trust's assumption of Europe Fund's liabilities or on the subsequent distribution of those shares to Europe Fund's shareholders in constructive exchange for their Europe Fund shares;

    (3) International Equity Trust will recognize no gain or loss on its receipt of the transferred assets in exchange solely for its shares and its assumption of Europe Fund's liabilities;

    (4) International Equity Trust's basis in the transferred assets will be the same as the basis therein in Europe Fund's hands immediately before the Reorganization, and International Equity Trust's holding period for those assets will include Europe Fund's holding period therefor;

    (5) A Europe Fund shareholder will recognize no gain or loss on the constructive exchange of all its Europe Fund shares solely for International Equity Trust shares pursuant to the Reorganization; and

    (6) A Europe Fund shareholder's aggregate basis in the International Equity Trust shares it receives in the Reorganization will be the same as the aggregate basis in its Europe Fund shares it constructively surrenders in exchange for those International Equity Trust shares, and its holding period for those International Equity Trust shares will include its holding period for those Europe Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

    The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Europe Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    Shareholders of Europe Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

    The following table shows the capitalization (unaudited) of each Fund as of December 31, 2002, and on a PRO FORMA combined basis as of December 31, 2002, giving effect to the Reorganization (amounts are in thousands):

                                                                                              PRO FORMA
                                     INTERNATIONAL EQUITY TRUST     EUROPE FUND       INTERNATIONAL EQUITY TRUST
                                     --------------------------  ------------------  ----------------------------
NET ASSETS:
  Class A/Financial Intermediary
    Class..........................           $     0             $18,834 (Class  A)      $18,834 (FI Class)
  Primary Class....................           $81,032             $12,677                 $93,709
  Institutional Class..............           $   134             $  922                  $ 1,056
                                              -------             ------                  -------
  Total............................           $81,166             $32,433                 $113,599
                                              =======             ======                  =======
NET ASSET VALUE PER SHARE:
  Class A/Financial Intermediary
    Class..........................           $   N/A             $ 9.98 (Class  A)       $  8.27 (FI Class)
  Primary Class....................           $  8.02             $ 9.46                  $  8.02
  Institutional Class..............           $  8.27             $10.10                  $  8.27
SHARES OUTSTANDING:
  Class A/Financial Intermediary
    Class..........................                 0              1,888 (Class  A)         2,277 (FI Class)
  Primary Class....................            10,103              1,340                   11,684
  Institutional Class..............                16                 91                      128

ADDITIONAL INFORMATION ABOUT INTERNATIONAL EQUITY TRUST--FINANCIAL HIGHLIGHTS

    The table below provides selected per share data and ratios for one share of International Equity Trust for each of the periods shown. This information is supplemented by the financial statements and accompanying notes in International Equity Trust's Annual Report to Shareholders for the fiscal year ended
December 31, 2002 and in its Semi-Annual Report to Shareholders for the period ended June 30, 2002. The financial statements and notes for the fiscal years ended December 31, 2002 and earlier shown below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report is included in the Fund's Annual Reports to Shareholders.

                           INTERNATIONAL EQUITY TRUST

                                                INVESTMENT OPERATIONS                        DISTRIBUTIONS
                                      -----------------------------------------  --------------------------------------
                                                      NET REALIZED
                                                     AND UNREALIZED
                                                     GAIN/(LOSS) ON
                                                      INVESTMENTS,
                                                        OPTIONS,
                           NET ASSET     NET            FUTURES                               FROM NET
                            VALUE,    INVESTMENT      AND FOREIGN    TOTAL FROM   FROM NET    REALIZED                    NET ASSET
                           BEGINNING   INCOME/          CURRENCY     INVESTMENT  INVESTMENT    GAIN ON        TOTAL        VALUE,
                            OF YEAR     (LOSS)        TRANSACTIONS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS  END OF YEAR
                           ---------  ----------     --------------  ----------  ----------  -----------  -------------  -----------
INSTITUTIONAL CLASS
Years Ended Dec. 31
  2002...................   $ 9.40        .09(a,b)       $(1.22)       $(1.13)     $  --        $  --        $   --         $ 8.27
  2001...................    11.49        .01(a)          (2.10)        (2.09)        --           --            --           9.40
  2000...................    14.26       (.01)            (2.57)        (2.58)        --         (.19)         (.19)         11.49
  1999...................    12.64        .11              2.52          2.63       (.14)        (.87)        (1.01)         14.26
Period Ended Dec. 31
  1998(c)................    14.21        .10             (1.44)        (1.34)      (.23)          --          (.23)         12.64

                                                                   RATIOS/SUPPLEMENTAL DATA
                                               ----------------------------------------------------------------
                                                EXPENSES       NET INVESTMENT       PORTFOLIO     NET ASSETS,
                               TOTAL           TO AVERAGE     INCOME/(LOSS) TO       TURNOVER     END OF YEAR
                               RETURN          NET ASSETS    AVERAGE NET ASSETS        RATE      (IN THOUSANDS)
                           --------------      -----------  ---------------------  ------------  --------------
INSTITUTIONAL CLASS
Years Ended Dec. 31
  2002...................      (12.02)%            1.25%(a)          .99%(a)            109%          $134
  2001...................      (18.19)%            1.25%(a)          .67%(a)            202%            85
  2000...................      (18.28)%            1.20%             .17%               193%            70
  1999...................       21.69%             1.25%             .82%               148%            50
Period Ended Dec. 31
  1998(c)................       (9.42)%(d)         1.04%(e)         1.17%(e)             72%(e)         45

------------------------

(a) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 1.37%; and 2001, 1.27%.
(b)  Computed using average daily shares outstanding.
(c) For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.
(d)  Not annualized.
(e)  Annualized.

                           INTERNATIONAL EQUITY TRUST

                                              INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                      --------------------------------------  --------------------------------------
                                                   NET REALIZED
                                                  AND UNREALIZED
                                                  GAIN/(LOSS) ON
                                                   INVESTMENTS,
                                                     OPTIONS,
                           NET ASSET     NET         FUTURES                               FROM NET
                            VALUE,    INVESTMENT   AND FOREIGN    TOTAL FROM   FROM NET    REALIZED                    NET ASSET
                           BEGINNING   INCOME/       CURRENCY     INVESTMENT  INVESTMENT    GAIN ON        TOTAL        VALUE,
                            OF YEAR     (LOSS)     TRANSACTIONS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS  END OF YEAR
                           ---------  ----------  --------------  ----------  ----------  -----------  -------------  -----------
PRIMARY CLASS
Years Ended Dec. 31
  2002...................   $ 9.19        .02(a)      $(1.19)       $(1.17)     $  --        $  --         $  --        $ 8.02
  2001...................    11.35       (.07)(a)      (2.09)        (2.16)        --           --            --          9.19
  2000...................    14.23       (.11)         (2.58)        (2.69)        --         (.19)         (.19)        11.35
  1999...................    12.64         --           2.51          2.51       (.05)        (.87)         (.92)        14.23
  1998...................    11.78        .01            .99          1.00       (.14)          --          (.14)        12.64

                                                          RATIOS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                       EXPENSES        NET INVESTMENT       PORTFOLIO    NET ASSETS,
                           TOTAL      TO AVERAGE      INCOME/(LOSS) TO      TURNOVER     END OF YEAR
                           RETURN     NET ASSETS     AVERAGE NET ASSETS       RATE      (IN THOUSANDS)
                           ------     ----------     ------------------     ---------   --------------
PRIMARY CLASS
Years Ended Dec. 31
  2002...................  (12.73)%       2.25%(a)           .23%(a)            109%       $ 81,032
  2001...................  (19.03)%       2.25%(a)          (.41)%(a)           202%        107,243
  2000...................  (19.10)%       2.12%             (.65)%              193%        181,500
  1999...................   20.58%        2.13%             (.06)%              148%        295,236
  1998...................    8.49%        2.14%              .06%                72%        258,521

------------------------

(a) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.40%; and 2001, 2.27%.

REQUIRED VOTE

    Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Europe Fund. Each outstanding full share of Europe Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Europe Fund, the Board of Directors of Global Trust will determine what subsequent actions would be in the best interests of shareholders.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                   THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

                            ------------------------

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS

    As a general matter, Europe Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Europe Fund's shareholders should send such proposals to the Fund at 100 Light Street, Baltimore, MD 21202, Attn.: Fund Secretary. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER BUSINESS

    Europe Fund's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Europe Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                 MISCELLANEOUS

AVAILABLE INFORMATION

    Europe Fund and International Equity Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: Park Place, New York, NY 10007 and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding Global Trust and other registrants that file electronically with the SEC. Copies of such materials may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

LEGAL MATTERS

    Certain legal matters in connection with the issuance of International Equity Trust shares as part of the Reorganization will be passed upon by International Equity Trust's counsel, K&L. Certain legal matters concerning the tax consequences of the Reorganization will also be passed upon by K&L.

EXPERTS

    The audited financial statements of International Equity Trust and Europe Fund, incorporated by reference into the Reorganization Statement of Additional Information and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2002. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference into the Reorganization Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                   APPENDIX A
                             PRINCIPAL SHAREHOLDERS

    The following table sets forth the ownership of each Fund's outstanding equity securities as of February 28, 2003 by each record and beneficial owner of 5% or more of the outstanding equity securities of any class of the Fund.

    Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the respective Fund at 100 Light Street, 23rd Fl., Baltimore, Maryland 21202, Attn: Fund Secretary.

                             LEGG MASON EUROPE FUND

                                                             PRO FORMA PERCENTAGE
                                                                 OWNERSHIP OF
                                                                  LEGG MASON
EUROPE FUND--CLASS A                 PERCENTAGE   NUMBER        INTERNATIONAL
NAME AND ADDRESS                     OWNERSHIP   OF SHARES       EQUITY TRUST
----------------                     ----------  ---------  ----------------------
Charles Schwab & Co. Inc. .........      8.78%    144,811                1.22%
c/o ADP Proxy Services
101 Montgomery Street
San Francisco, CA 94104

EMJAYCO ...........................      6.77%    111,667                0.94%
FBO American Micro Products
P.O. Box 17909
Milwaukee, WI 53217

                                                             PRO FORMA PERCENTAGE
                                                                 OWNERSHIP OF
                                                                  LEGG MASON
EUROPE FUND--INSTITUTIONAL CLASS     PERCENTAGE   NUMBER        INTERNATIONAL
NAME AND ADDRESS                     OWNERSHIP   OF SHARES       EQUITY TRUST
----------------                     ----------  ---------  ----------------------
Legg Mason Wood Walker, Inc. ......     31.68%     27,926                0.24%
Deferred Comp.
c/o Brian Becker
LM Profit Sharing Plan
P.O. Box 1476
Baltimore, MD 21203-1476

Debra M. Hardy-Havens TTEE ........      6.70%      5,907                0.05%
Capitol Associates Inc.
Mon Pur Pen Pl DTD 1/1/90

Robert A. Schriber MD Inc. ........      9.49%      8,362                0.07%
Profit Sharing Plan 1987

LMWW Custodian ....................      6.26%      5,515                0.05%
FBO Harold C. Murrer
Rollover IRA

Band & Co. ........................     36.43%     32,114                0.27%
c/o First Bank
P.O. Box 1787
Milwaukee, WI 53201-1787

                     LEGG MASON INTERNATIONAL EQUITY TRUST

                                                             PRO FORMA PERCENTAGE
                                                                 OWNERSHIP OF
                                                                  LEGG MASON
INSTITUTIONAL CLASS                  PERCENTAGE   NUMBER        INTERNATIONAL
NAME AND ADDRESS                     OWNERSHIP   OF SHARES       EQUITY TRUST
----------------                     ----------  ---------  ----------------------
Legg Mason Wood Walker, Inc. ......       100%     21,739                0.16%
Deferred Comp.
c/o Brian Becker LM Profit Sharing
Plan
P.O. Box 1476
Baltimore, MD 21203

    As of February 28, 2003, no entities were known to own of record or beneficially 5% or more of the outstanding shares of the Primary Class of Legg Mason Europe Fund or more than 5% of the outstanding shares of the Primary Class of Legg Mason International Equity Trust.

                                   APPENDIX B
                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

    THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan") is made as of
            , 2003, by Legg Mason Global Trust, Inc., a Maryland corporation ("Corporation"), on behalf of Legg Mason Europe Fund ("Target") and Legg Mason International Equity Trust ("Acquiring Fund"), each a segregated portfolio of assets ("series") of Corporation. (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

    Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland. Each Fund is a duly established and designated series thereof.

    Corporation wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.001 per share, and Acquiring Fund's assumption of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of common stock in Target in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

    Each Fund's shares are each divided into four classes, designated Primary Class, Institutional Class, Financial Intermediary Class, and Class A shares. In Target's case, only three of those classes are outstanding, specifically Primary Class, Institutional Class, and Class A shares ("Primary Class Target Shares," "Institutional Class Target Shares," and "Class A Target Shares," respectively, and collectively "Target Shares"). Only Acquiring Fund's Primary Class, Institutional Class, and Financial Intermediary Class shares ("Primary Class Acquiring Fund Shares," "Institutional Class Acquiring Fund Shares," and "Financial Intermediary Class Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares") are involved in the Reorganization. Each Fund's identically designated shares (I.E., Primary Class shares and Institutional Class shares) are substantially similar to each other, and Class A Target Shares are substantially similar to Financial Intermediary Class Acquiring Fund Shares.

1.  THE REORGANIZATION

    1.1. Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall--

         (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Primary Class Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Primary Class Target Shares by the net asset value ("NAV") of a Primary Class Acquiring Fund Share (computed as set forth in paragraph 2.2),
    (ii) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Institutional Class Target Shares by the NAV of an Institutional Class Acquiring Fund Share (as so computed), and (iii) Financial Intermediary Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class A Target Shares by the NAV of a Financial Intermediary Class Acquiring Fund Share (as so computed), and

         (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

    Such transactions shall take place at the Closing (as defined in paragraph 3.1).

    1.2. The Assets shall consist of all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property Target owns at the Effective Time (as defined in paragraph 3.1).

    1.3. The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known Liabilities before the Effective Time.

    1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its "investment company taxable income" (computed without regard to any deduction for dividends paid) and substantially all of its "net capital gain," if any (as such terms are defined in sections 852(b)(2) and 1222(11), respectively, of the Code), for the current taxable year through the Effective Time.

    1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Corporation's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a shareholder of Primary Class Target Shares shall be credited with the respective PRO RATA number of Primary Class Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Institutional Class Target Shares shall be credited with the respective PRO RATA number of Institutional Class Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Financial Intermediary Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

    1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.

    1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

    1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.  VALUATION

    2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Corporation's then-current prospectuses and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

    2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in such prospectuses and statement of additional information.

    2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc. ("LMFA").

3.  CLOSING AND EFFECTIVE TIME

    3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Corporation's principal office on or about May 16, 2003, or at such other place and/or on such other date Corporation determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Corporation determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

    3.2. Corporation's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Corporation's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

    3.3. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names and a confirmation, or other evidence satisfactory to Corporation, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.  CONDITIONS PRECEDENT

    4.1. Corporation's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

        4.1.1. This Plan and the transactions contemplated hereby have been approved by Target's shareholders in accordance with applicable law;

        4.1.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it constructively surrenders in exchange therefor;

        4.1.3. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

        4.1.4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        4.1.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

        4.1.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

        4.1.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act of 1940, as amended ("1940 Act"), and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

        4.1.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        4.1.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

        4.1.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
    187) ("Reorganization Expenses");

        4.1.11. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.2.6, 4.3.4, and 4.3.9 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time; and

        4.1.12. Corporation has received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this section 4, may treat them as representations and warranties Corporation made to Counsel, and may rely as to any factual matters, exclusively and without independent verification, on such representations and warranties and any other representations responsible officers of Corporation make to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

           4.1.12.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

           4.1.12.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the

       Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

           4.1.12.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

           4.1.12.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

           4.1.12.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

           4.1.12.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

    Notwithstanding subparagraphs 4.1.12.2 and 4.1.12.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    4.2. Corporation's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

        4.2.1. At the Effective Time, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

        4.2.2. Target incurred the Liabilities in the ordinary course of its business;

        4.2.3. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        4.2.4. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

        4.2.5. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        4.2.6. During the five-year period ending at the Effective Time,
    (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

        4.2.7. From the date it commenced operations through the Effective Time, Target will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time Target will not (a) dispose of and/ or acquire any assets (i) for the purpose of satisfying Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies.

    4.3. Corporation's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

        4.3.1. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        4.3.2. The Acquiring Fund Shares to be issued and delivered to Target hereunder (a) will have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Corporation;

        4.3.3. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

        4.3.4. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire--during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person--with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

        4.3.5. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, (c) Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        4.3.6. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

        4.3.7. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        4.3.8. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of Target; and

        4.3.9. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares.

5.  EXPENSES

    LMFA or one of its affiliates shall bear all the Reorganization Expenses.

6.  TERMINATION AND AMENDMENT OF PLAN

    6.1. Corporation's board of directors may terminate this Plan and abandon the Reorganization at any time prior to the Closing if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

    6.2. Corporation's board of directors may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target's Shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

7.  MISCELLANEOUS

    7.1. This Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    7.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

    7.3. This Plan is adopted on behalf of Corporation's directors solely in their capacities as directors, and not individually, and Corporation's obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of Corporation other than the Funds but are only binding on and enforceable against the respective Funds' property. Corporation, in asserting any rights or claims of either Fund under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such directors, officers, or shareholders.

                                   APPENDIX C

                          PORTFOLIO MANAGER'S COMMENTS
                         LEGG MASON GLOBAL TRUST, INC.
                           INTERNATIONAL EQUITY TRUST

PERFORMANCE

    For the year, the Fund's total return was -12.73%, compared with -15.94% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index.(1) The average international fund declined 16.19% for the year, according to Lipper. By comparison, the S&P 500 Stock Composite Index(2) fell 22.10%.

    The primary focus of the Fund is stock selection across international regions and sectors. The Fund outperformed the benchmark, benefiting from positive stock selection across all three major regions, particularly within the European banking, financials ex-banks, and health care sectors. The secondary focus of the Fund, region and sector weights, also had a positive impact on the Fund for the year, most notably within the U.K. where the Fund's preference for consumer staples over health care stocks added value.

    The year 2002 was again tumultuous as major markets had significantly negative returns for the third year in a row. Within the MSCI EAFE Index, the return for continental Europe was off substantially, down over 20%; the U.K. declined 17%, more in line with the EAFE Index; while Japan outperformed the benchmark, down only 10.7%.

    In the fourth quarter, global markets rebounded. The MSCI EAFE Index rose 6.5%, led by Europe, which rose nearly 12%, and the U.K., up 8%. The return for Japan was a negative 5.7% for the period.

    All components of our stock selection process added value in 2002. The blend of value, growth, expectations and technical factors provided positive selection in most sectors. Our investment process focuses first on stock selection and second on the relative weighting of sectors and regions, driven by our bottom-up stock information. The sector model was also effective for the year, adding significantly to the portfolio.

MARKET ENVIRONMENT

    In 2002, European GDP forecasts, employment, and consumer and business confidence continued to disappoint, and there was a growing realization through the year that the key countries of Germany, France and Italy would fail to meet the guidelines of the Stability Pact. Although this appeared unsettling, markets were more sanguine, expecting that fiscal policy would not be tightened. The European Central Bank kept interest rates restrictive in the hope of fiscal discipline, but relented in December and eased monetary policy. The euro enjoyed significant appreciation for 2002 versus the U.S. dollar. Diversification from the dollar in the face of a potential Middle East conflict and a sharp reduction of European merger and acquisition activity in the U.S. are factors that will continue to influence currency movements in 2003.

    During the fourth quarter rally, the European sectors that had lagged for the first nine months of 2002 surged in the fourth quarter, led by information technology, telecoms and financials ex-banks.

------------------------

(1) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.
(2) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

    Looking forward, while the pace of monetary easing may play a role in sector selection, we believe stock selection will prove more important as companies restructure and adapt to the low growth, low inflation environment. An appreciating euro highlights the headwinds European companies, especially exporters, are facing with respect to earnings. This reaffirms our preference for the faster growing countries, such as Spain and Ireland. The Fund continues to underweight the larger European countries.

    For the year, the U.K. market performed in line with the index. Our current ranking for this market is slightly positive, driven by expectations of solid earnings and higher yields relative to bonds. Although earnings estimates are still revising lower, compared with the other regions, the U.K. appears attractive.

    Risks to the U.K. market going forward arise from a slowdown in housing prices, and changes in the low unemployment and relative currency levels. The current account deficit for the U.K. is now less than 1% of GDP, and GDP growth is expected to be below average levels, but still relatively better than other regions of the world. With a higher than average dividend yield of 3.6% and a lower P/E ratio, the U.K. offers better value than the U.S., Europe and Japan. Although we favor the market, we believe that most of our added value will come from selecting stocks that can participate in the current environment.

    Japan's superior relative performance for the year derived from several factors. After thirteen years of economic stagnation, expectations had reached rock-bottom levels. Secondly, earnings were expected to bounce significantly off 2001 lows (although the outcome is likely to show much lower growth). Thirdly, investors were encouraged by the absence of a banking crisis and the appointment of a Finance Minister who many hoped would address the problems of the banking system. In addition, dollar weakness enhanced Japanese returns for U.S.-based investors.

    Japan did not participate in the fourth quarter rally, as markets moved ahead on expectations of monetary reflation. Both the U.S. and Japan cut interest rates, but Japan's official discount rate was already close to zero. The only hope was for a more aggressive governor to be installed at the Bank of Japan. The current governor retires in March 2003, and Prime Minister Koizumi is expected to appoint a more pro-inflationary governor. The absence of any immediate stimulus shifted the focus to earnings downgrades, thus holding the Japanese market back in the fourth quarter.

    Looking ahead, the first quarter of the calendar year is traditionally unpredictable in Japan. The Japanese market may shrug off the weak earnings until the second quarter but the market's fortunes will be more closely tied to the global economy for 2003.

STRATEGY

    We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and sector.

    The consensus forecasts a sustained, moderate growth environment in 2003 for the EAFE markets. Drivers of the recovery are accommodative monetary policy, low interest rates, low inflation and continued consumer demand. Jobless claims have dropped slightly and there has been some positive news on inventory restocking and successes in restructuring. The U.S. dollar is expected to remain flat to weak. Capital flows into the U.S. have slowed and relative economic growth is expected to be at the global average. This is expected to support EAFE investing in 2003 as it did in 2002.

    We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

    The Fund, oriented towards fundamental measures of both value and growth, was attractively valued with a forward P/E ratio of 11.8x compared with 14.2x for the index, and with an attractive growth-to-PE ratio, 1.2x for both the portfolio and the index.

                                             Batterymarch Financial
Management, Inc.

    January 23, 2003

                     LEGG MASON INTERNATIONAL EQUITY TRUST

     PERFORMANCE COMPARISON OF A $10,000 INVESTMENT AS OF DECEMBER 31, 2002
             ($1,000,000 Investment for Institutional Class Shares)

    The returns shown below are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by individual shareholders on Fund distributions or upon the redemption of Fund shares.

    The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 (or $1,000,000 in the case of Institutional Class shares) investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment advisory, 12b-1 and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or investment advisory, 12b-1 or other administrative expenses, and assumes reinvestment of all dividends and distributions.

          LEGG MASON INTERNATIONAL EQUITY TRUST--PRIMARY CLASS SHARES

                                            CUMULATIVE    AVERAGE ANNUAL
                                           TOTAL RETURN    TOTAL RETURN
                                          --------------  --------------
One Year................................         -12.73%          -12.73%
Five Years..............................         -25.22%           -5.65%
Life of Class*..........................          -4.16%           -0.54%

------------------------

*    Inception date: February 17, 1995.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INTERNATIONAL
            EQUITY TRUST-PRIMARY CLASS  MSCI EAFE INDEX*
2/17/95                        $10,000           $10,000
3/31/95                        $10,090           $10,624
6/30/95                        $10,400           $10,701
9/30/95                        $10,720           $11,147
12/31/95                       $10,811           $11,598
3/31/96                        $11,438           $11,933
6/30/96                        $12,054           $12,122
9/30/96                        $11,993           $12,107
12/31/96                       $12,594           $12,300
3/31/97                        $12,886           $12,107
6/30/97                        $14,313           $13,678
9/30/97                        $14,261           $13,582
12/31/97                       $12,816           $12,518
3/31/98                        $14,828           $14,360
6/30/98                        $15,133           $14,512
9/30/98                        $12,097           $12,450
12/31/98                       $13,903           $15,022
3/31/99                        $13,804           $15,231
6/30/99                        $14,069           $15,618
9/30/99                        $14,555           $16,303
12/31/99                       $16,765           $19,072
3/31/2000                      $16,329           $19,052
6/30/2000                      $15,475           $18,297
9/30/2000                      $14,089           $16,821
12/31/2000                     $13,563           $16,370
3/31/2001                      $11,651           $14,126
6/30/2001                      $11,890           $13,978
9/30/2001                      $10,480           $12,021
12/31/2001                     $10,982           $12,860
3/31/2002                      $11,173           $12,985
6/30/2002                      $11,113           $12,651
9/30/2002                       $9,142           $10,155
12/31/2002                      $9,584           $10,810

* The Morgan Stanley Capital International Europe, Australasia and the Far East Index (MSCI EAFE) is a market capitalization-weighted index of approximately 1,100 stocks traded in twenty countries around the world.

       LEGG MASON INTERNATIONAL EQUITY TRUST--INSTITUTIONAL CLASS SHARES

                                            CUMULATIVE    AVERAGE ANNUAL
                                           TOTAL RETURN    TOTAL RETURN
                                          --------------  --------------
One Year................................         -12.02%          -12.02%
Five Years..............................         -41.18%          -16.21%
Life of Class*..........................         -34.75%           -8.76%

------------------------

*    Inception date: May 5, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERNATIONAL EQUITY TRUST
               -INSTITUTIONAL CLASS     MSCI EAFE INDEX*
5/5/98                      $1,000,000        $1,000,000
6/30/98                       $986,544        $1,002,700
9/30/98                       $790,368          $860,200
12/31/98                      $911,586        $1,037,900
3/31/99                       $907,980        $1,052,300
6/30/99                       $927,614        $1,079,100
9/30/99                       $961,889        $1,126,400
12/31/99                    $1,109,274        $1,317,700
3/31/2000                   $1,082,825        $1,316,300
6/30/2000                   $1,028,770        $1,264,200
9/30/2000                     $939,621        $1,162,200
12/31/2000                    $906,485        $1,131,000
3/31/2001                     $781,045          $976,000
6/30/2001                     $798,401          $965,800
9/30/2001                     $705,307          $830,600
12/31/2001                    $741,598          $888,500
3/31/2002                     $755,010          $898,100
6/30/2002                     $753,432          $874,100
9/30/2002                     $620,891          $701,600
12/31/2002                    $652,500          $746,900

* The minimum investment in Institutional Class shares of the Fund is $1,000,000.

     PROXY                                                          PROXY

                             LEGG MASON EUROPE FUND
                  (A SERIES OF LEGG MASON GLOBAL TRUST, INC.)

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 30, 2003

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON GLOBAL TRUST, INC. ("COMPANY") AND RELATES TO THE PROPOSAL WITH RESPECT TO LEGG MASON EUROPE FUND ("EUROPE FUND"), A SERIES OF THE COMPANY. The undersigned hereby appoints as proxies Marc R. Duffy and Mark R. Fetting, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Europe Fund at the Special Meeting of Shareholders to be held at 2:00 p.m., Eastern time, on April 30, 2003, at the offices of the Company at 100 Light Street (28th Floor, Oriole Room), Baltimore, Maryland 21202, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EUROPE FUND WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. Please indicate your vote by marking this card, sign and date the card and then return the card promptly in the enclosed envelope.

GBW
C/O LEGG MASON FUNDS
100 LIGHT STREET
BALTIMORE, MD 21202

                                 FUND NAME HERE

TO VOTE BY TELEPHONE

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         GBWLM1
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUND NAME HERE

     YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE INDICATE YOUR VOTE, SIGN AND DATE THE CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     VOTE ON PROPOSAL

1.   Approval of a Plan of Reorganization and
     Termination under which Legg Mason
     International Equity Trust, a series of Legg
     Mason Global Trust, Inc., would acquire all
     of the assets of Legg Mason Europe Fund,          FOR    AGAINST   ABSTAIN
     another series of Legg Mason Global Trust,
     Inc., in exchange solely for shares of Legg       / /      / /       / /
     Mason International Equity Trust and the assumption by Legg Mason International Equity
     Trust of all of Legg Mason Europe Fund's liabilities, followed by the distribution of those shares to the shareholders of Legg
     Mason Europe Fund.

This proxy will not be valid unless it is dated and signed exactly as instructed below. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

-----------------------------------------        -------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date        Signature (Joint Owners)   Date